Exhibit 24.1

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Robert J. Allison, Jr.
Robert J. Allison, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Alan R. Buckwalter, III
Alan R. Buckwalter, III

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Robert A. Day
Robert A. Day

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ James C. Flores
James C. Flores

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Thomas A. Fry, III
Thomas A. Fry, III

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ H. Devon Graham, Jr.
H. Devon Graham, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Charles C. Krulak
Charles C. Krulak

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Bobby Lee Lackey
Bobby Lee Lackey

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Jon C. Madonna
Jon C. Madonna

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Dustan E. McCoy
Dustan E. McCoy

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ B.M. Rankin, Jr.
B.M. Rankin, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ Stephen H. Siegele
Stephen H. Siegele

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under stock incentive plans assumed by the Company for the purpose of converting Plains Exploration & Production Company and McMoRan Exploration Co. stock incentive awards, as applicable, into stock incentive awards of the Company in connection with, as applicable, (i) the merger of Plains Exploration & Production Company with and into a wholly owned subsidiary of the Company and (ii) the merger of a subsidiary of the Company with and into McMoRan Exploration Co. (with McMoRan Exploration Co. surviving the merger as a wholly owned subsidiary of the Company), and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED May 31, 2013.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.